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                                                                   EXHIBIT 10.19


                           [BOTTOMDOLLAR.COM BANNER]

                        BOTTOM DOLLAR NETWORK MEMBERSHIP


          Introduction   Description   Examples   Revenue Sharing Plan
                      Terms & Conditions   Sign Up   Help


BOTTOM DOLLAR NETWORK - INTRODUCTION

      WANT TO ADD COMPARISON SHOPPING AGENT TECHNOLOGY TO YOUR SITE AND EARN REVENUE FOR ITS USAGE?

      Add the ability to launch our price comparison searches to your site and we'll pay you for its usage. Here's the deal:

            - Add the Bottom Dollar comparison shopping agent technology on the web to your site for free (try it here).

            - Earn revenue based on its usage! (see details here).

                                                                   Sign me up...

                           (C) 1998 WebCentric, Inc.
                                 Web Design by:
                                 [ENTASIS LOGO]
                          Entasis Design + Development

                           [BOTTOMDOLLAR.COM BANNER]


                        BOTTOM DOLLAR NETWORK MEMBERSHIP

        Introduction    Description    Examples    Revenue Sharing Plan
                     Terms & Conditions    Sign Up    Help


                  BOTTOM DOLLAR NETWORK - TERMS AND CONDITIONS

LAST REVISION DATE: 2/21/99
EFFECTIVE DATE OF REVISIONS FOR EXISTING BDN MEMBERS: 3/1/99

     1.   DEFINITIONS

          For the purposes of these terms and conditions the following definitions shall apply:

               - "WebCentric" refers to WebCentric, Inc., the owners and
                 operators of the Bottom Dollar Shopping Agent.

               - "BDN Member" refers to the Company or individual which has been approved by WebCentric to add the Bottom Dollar Shopping Agent technology to their site(s).

     2.   ELIGIBILITY

          BDN Member must meet the following eligibility requirements:

               - The responsible party for BDN Member's site(s) must be 18 years of age or older.

               - BDN Member's site(s) may not contain any adult content or links to adult content sites.

               - BDN Member's site(s) may not contain or link to any content which violates any federal or state laws and/or regulations.

          Failure to meet these requirements will result in a rejection of the application to become a BDN member site and/or immediate termination of existing BDN member account.

     3.   REVENUE SHARING PLAN

          Payment Per Click-thru:
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    WebCentric shall pay BDN Member per valid click-thru from the search results of BDN Member's Bottom Dollar Shopping Agent based upon the schedule defined below:

            CATEGORY                      $ PER CLICK-THRU
            --------------------------    ----------------
            Software                           $0.125
            Hardware                           $0.125
            Video/PC Games                     $0.125
            Hardware Components                $0.075
            Movies                             $0.075
            Books                              $0.050
            Electronics                        $0.050
            Music                              $0.050
            Fragrances                         $0.020
            Magazines                          $0.020
            Sporting Goods                     $0.020
            Toys                               $0.020
            Other                              $0.020

    Payment Per Page Impression:

    Unless agreed upon otherwise, WebCentric shall have exclusive right to the advertising space on the search results pages generated by the Bottom Dollar Shopping Agent and shall pay BDN Member $5 per 1,000 page impressions ($5
    CPM) generated on those search results pages.

    Accounting Periods & Minimum Qualifying Revenue For Payment

    Accounting periods for revenue sharing are based upon a calendar month. The total account balance by BDN Member must be greater than $20 to qualify for revenue sharing payment. BDN Member account balances less than $20 will be forwarded to the next accounting period. WebCentric shall pay qualifying BDN Members within 30 days of the last day of the accounting period.

4.  IMPLEMENTATION & TRACKING

    BDN Member's site(s) must include the "Powered by Bottom Dollar" graphic on the search input and search results pages using the HTML below:

    <A
    HREF="http://engine.bottomdollar.com/imageserver?WebSite=MySite&URL=http://
    www.bottomdollar.com/bdn.html"
    <IMG SRC="http://engine.bottomdollar.com/imageserver?WebSite=MySite&Image=
    poweredby.gif" WIDTH="88"
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          HEIGHT = "31" BORDER: = "1"></A>

          NOTE: Both instances of "MySite" should be changed to the Account ID assigned to the BDN site by WebCentric, Inc.

     The Bottom Dollar shopping agent proprietary technology creates and maintains log files which track search requests, query responses, and click-thrus. These log files are imported into a relational database for reporting purposes. BDN Member shall have forty-five (45) days from receipt of summary report to inspect and audit, at a mutually agreed upon time and at its own cost, such log files to verify the accuracy of traffic exchanged.

     WebCentric will make its best effort to track all click-thrus. If click-thrus cannot be tracked for a period of time, WebCentric shall inform BDN Member and reserves the right to estimate the click-thrus for the period of time when click-thrus could not be tracked.

     WebCentric reserves the right to adjust the total click-thrus of BDN Member in the event of suspected invalid click-thrus. Invalid click-thrus shall be defined as those click-thrus which do not represent a legitimate shopper with intent to purchase, in the process of gathering information related to a purchase decision.

     WebCentric will make a best effort to reliably and accurately present price information from retailers; however, WebCentric may not be held liable for any direct or indirect damages resulting from the information provided to BDN Member.

5.   OWNERSHIP

     Each party owns and shall retain all right, title and interest in its names, logos, trademarks, service marks, trade dress, copyrights and proprietary technology including without limitation, those names, logos, trademarks, service marks, trade dress, copyrights and proprietary technology currently used or which may be developed and/or used by it in the future.

6.   TERM & TERMINATION

     These terms and conditions will remain in effect until BDN membership is terminated by either party. Either party may terminate BDN membership for any reason whatsoever with seven (7) days notice from one party to the other.

     Either party may terminate BDN membership immediately, without liability, if in its reasonable opinion BDN membership violates any law or regulation or would subject them to laws or regulations which would cause them to incur additional expense, or forego opportunities, if they were to comply with those laws or regulations.

     In cases of BDN membership termination, BDN members whose account balances are greater than $20 shall receive payment within 30 days of the last day of the accounting period in which termination became effective.

7.   INDEMNIFICATION

     BDN Member shall indemnify, defend and hold harmless WebCentric and its affiliates, directors, officers, employees and agents, from and against any and all liability, claim, loss, damage, injury or expense (including reasonable attorneys' fees)
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    brought by a third party, arising out of a breach, or alleged breach, of any of BDN Member's representations, warranties or obligations herein.

    WebCentric shall indemnify, defend and hold harmless BDN Member and its affiliates, directors, officers, employees and agents, from and against any and all liability, claim, loss, damage, injury or expense (including reasonable attorneys' fees) brought by a third party, arising out of a breach, or alleged breach, of any of WebCentric's representations, warranties or obligations herein.

8.  DISCLAIMER OF WARRANTY

    BOTTOM DOLLAR AND BDN MEMBER'S WEB SITE ARE PROVIDED ON AN "AS IS" BASIS WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF TITLE OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHERS FOR ANY DIRECT, INDIRECT, SPECIAL, EXEMPLARY, CONSEQUENTIAL OR INCIDENTAL DAMAGES, WHETHER SUCH DAMAGES ARE ALLEGED IN TORT, CONTRACT OR INDEMNITY ARISING OUT OF THE USE OR INABILITY TO USE BOTTOM DOLLAR OR BDN MEMBER'S SITE.

9.  GENERAL

    WebCentric reserves the right to make changes to these terms and conditions at will with seven (7) days notice to BDN Member. Notices of change and effective dates shall be posted at http://www.bottomdollar.com/bdntc.html

    Each party shall act as an independent contractor and shall have no authority to obligate or bind the other in any respect.

    Updates of the online terms and conditions supercede any and all previous terms and conditions. Usage of the Bottom Dollar Shopping Agent technology signifies BDN Member's acceptance of these terms and conditions.

                                                                   Sign me up...

                           (C) 1998 WebCentric, Inc.
                                 Web Design by:
                                 [ENTASIS LOGO]
                          ENTASIS DESIGN + DEVELOPMENT

[BOTTOMDOLLAR.COM BANNER]

                        BOTTOM DOLLAR NETWORK MEMBERSHIP



| Home | Introduction | Description | Examples | Revenue Sharing Plan | Terms & Conditions | Sign Up | Help |


BOTTOM DOLLAR NETWORK - SIGN-UP

     IS MY SITE ELIGIBLE TO BECOME A BOTTOM DOLLAR NETWORK SITE?

     Your site is eligible to become a Bottom Dollar Network site if it meets the following requirements:

     1. Your site may not contain any adult content or links to adult content sites.

     2. Your site may not contain or link to any content which violates any laws or regulations.

     HOW DOES THE SIGN-UP PROCESS WORK?

     The following steps outline the Bottom Dollar Network sign-up process:

     1. If your site is eligible, complete the form below and press the "Submit" button.

     2. After we receive your submittal, review your site, and approve your site, we will send you an e-mail with Bottom Dollar Network information and set-up instructions.

     3. Follow the instructions in the email to complete the setup of your shopping agent.

     4.   Go Online!

     BOTTOM DOLLAR NETWORK SIGN-UP FORM ( * DENOTES A REQUIRED FIELD)


                 Name of Web Site:
                                     --------------------------------

                * URL OF WEB SITE:    http://
                                     --------------------------------


          * MAKE CHECK PAYABLE TO:
                                     --------------------------------

         Tax ID or Social Security
                           Number:
                                     --------------------------------

                   Contact Person:
                                     --------------------------------

                          Company:
                                     --------------------------------

                 * E-MAIL ADDRESS:
                                     --------------------------------

                          Address:
                                     --------------------------------

                             City:
                                     --------------------------------



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                            Phone:
                                     --------------------------------

                 State / Province:
                                     --------------------------------

                      Postal Code:
                                     --------------------------------

                          Country:
                                     --------------------------------

    Expected Page Views per Month:
                                     --------------------------------

          (search input page only)

     Expected Implementation Date:
                                     --------------------------------



                                     Submit


================================================================================

                            (C) 1998 WebCentric, Inc.
                                 Web Design by:

                                 [ENTASIS LOGO]

                          Entasis Design + Development